UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________
FORM 8-K
____________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

April 6, 2021
Date of Report (Date of earliest event reported) ____________________________
Aramark
(Exact name of Registrant as Specified in its Charter) ____________________________
Delaware		001-36223	20-8236097
(State or other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)
2400 Market Street			19103
Philadelphia,	Pennsylvania
(Address of Principal Executive Offices)			(Zip Code)

(215)	238-3000
(Registrant's Telephone Number, Including Area Code)
N/A (Former name or former address, if changed since last report.)
__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class		Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock,	par value $0.01 per share	ARMK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.     Entry into a Material Definitive Agreement.
Amendment No. 11 to the Credit Agreement
On April 6, 2021 (the “Closing Date”), Aramark Services, Inc. (the “Company”), an indirect wholly owned subsidiary of Aramark (“Aramark” or “Parent”), Aramark Intermediate HoldCo Corporation (“Holdings”), ARAMARK Canada Ltd. (the “Canadian Borrower”), ARAMARK Investments Limited, ARAMARK Limited (together with ARAMARK Investments Limited, the “UK Borrowers”), ARAMARK Ireland Holdings Limited, ARAMARK Regional Treasury Europe, Designated Activity Company (together with ARAMARK Ireland Holdings Limited, the “Irish Borrowers”), ARAMARK Holdings Deutschland GMBH (as successor by merger to ARAMARK Holdings GmbH & Co. KG, the “German Borrower”), Aramark International Finance S.à r.l. (the “Luxembourg Borrower”) and certain other wholly-owned domestic subsidiaries of the Company entered into Amendment No. 11 (the “Amendment”) with the financial institutions party thereto and JPMorgan Chase Bank, N.A. as administrative agent for the Lenders (as defined below) and collateral agent for the secured parties thereunder to the credit agreement (as amended by the Amendment, the “Credit Agreement”), dated March 28, 2017, among the Company, Holdings, the Canadian Borrower, the UK Borrowers, the Irish Borrowers, the German Borrower, the Luxembourg Borrower and certain wholly-owned domestic subsidiaries of the Company, the financial institutions from time to time party thereto (including the financial institutions party to the Amendment, the “Lenders”), the issuing banks named therein and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders and collateral agent for the secured parties thereunder.

The Amendment provides for, among other things, the extension of the maturity date, in each case, applicable to a portion of the 2018 Tranche Revolving Facility, a portion of the Canadian Term A-2 Loans, a portion of the Euro Term A-1 Loans, all of the Yen Term C-1 Loans and all of the U.S. Term B-2 Loans and an increase of approximately $200,000,000 in commitments available under the 2018 Tranche Revolving Facility, in each case, under the Credit Agreement through the establishment of Replacement Revolving Commitments (as defined in the Credit Agreement), New Revolving Commitments (as defined in the Credit Agreement), borrowings of Extended Term Loans (as defined in the Credit Agreement) and borrowings of Refinancing Term Loans (as defined in the Credit Agreement), as applicable, under the Credit Agreement comprised of (i) in the case of the 2018 Tranche Revolving Facility, new 2021 Tranche Revolving Commitments in an amount equal to $1,153,105,142.85, terminating in April 2026, (ii) in the case of the Canadian Term A-2 Loans, new Canadian Term A-3 Loans in an amount equal to C$276,881,192.29, due in April 2026, (iii) in the case of the Euro Term A-1 Loans, new Euro Term A-2 Loans in an amount equal to €78,819,442.72, due in April 2026, (iv) in the case of the Yen Term C-1 Loans, new Yen Term C-2 Loans in an amount equal to ¥9,343,347,244, due in April 2026 and (v) in the case of the U.S. Term B-2 Loans, new U.S. Term B-5 Loans in an amount equal to $833,040,625, due in April 2028. The new Canadian Term A-3 Loans, Euro Term A-2 Loans, Yen Term C-2 Loans and U.S. Term B-5 Loans were funded in full on the Closing Date and were applied by the Company to refinance in part the Canadian Term A-2 Loans and Euro Term A-1 Loans and to refinance in full the Yen Term C-1 Loans and U.S. Term B-2 Loans, in each case, previously outstanding under the Credit Agreement. As of the Closing Date and after giving effect to the Amendment, $53,714,285.72 of 2018 Tranche Revolving Commitments, €33,630,557.28 of Euro Term A-1 Loans and C$27,118,807.71 of Canadian Term A-2 Loans remained outstanding under the Credit Agreement, as amended by the Amendment, in each case due in October 2023 (which date is unchanged from the maturity date previously applicable to such loans and commitments, as applicable).

The new 2021 Tranche Revolving Commitments bear interest at a rate equal to, at the Company’s option, depending on the currency of the loans borrowed under the new 2021 Tranche Revolving Commitments, either (a) a Bank Act of Canada rate determined by reference to offered rates for bankers' acceptances, increased by 0.10% depending on the lender party, (b) a Eurocurrency Rate comprised of a LIBOR rate determined by reference to the costs of funds for deposits in the relevant currency for the interest period relevant to such borrowing adjusted for certain additional costs, (c) a EURIBOR rate determined by reference to the euro interbank offered rate administered by the European Money Markets Institute, (d) a base rate or Canadian base rate determined by reference to the higher of (1) the prime rate of the administrative agent and (2) the Bank Act of Canada rate plus 1.00%, (e) a base rate determined by reference to the highest of (1) the prime rate of the administrative agent, (2) the federal funds rate plus 0.50% and (3) the LIBOR rate plus 1.00%, or (f) a SONIA rate determined by reference to the Sterling Overnight Index Average, in each case, plus an applicable margin set initially at 1.625% for borrowings based on the Bank Act of Canada rate or Eurocurrency Rate, 1.6576% for borrowings based on the SONIA rate and 0.625% for borrowings based on the Canadian base rate or base rate, in each case, subject to a reduction of 0.125% upon the Company achieving a consolidated leverage ratio of less than or equal to 4.75 to 1.00 and an additional reduction of 0.125% per each decline of 0.50 to 1.00 in the Company's consolidated leverage ratio from 4.75 to 1.00, with such reductions subject to a minimum applicable margin of 1.125% for borrowings based on the Bank Act of Canada rate or Eurocurrency Rate, 1.1576% for borrowings based on the SONIA Rate and 0.125% for borrowings based on the Canadian base rate or base rate. In addition to paying interest on outstanding principal under the 2021 Tranche Revolving Commitments, the Company is required to pay a commitment fee to the lenders providing the 2021 Tranche Revolving Commitments in respect of the unutilized commitments thereunder, initially set at 0.30%, subject to a reduction of 0.05% upon the Company achieving a consolidated leverage ratio of less than or equal to 4.75 to 1.00 and an additional reduction of 0.05% for decline of 0.50 to 1.00 in the Company's consolidated leverage ratio from 4.75 to 1.00 and a further reduction of 0.05% upon a decline of 1.50 to 1.00 in the Company's consolidated leverage ratio from 4.75 to 1.00. The new 2021 Tranche Revolving Commitments are subject to substantially similar terms currently relating to guarantees, collateral, mandatory prepayments and covenants that are applicable to the Company’s existing 2018 Tranche Revolving Facility outstanding under the Credit Agreement. For the avoidance of doubt, the remaining 2018 Revolving Tranche Commitments shall be available only in U.S. Dollars and shall bear interest and accrue unused fees at rates consistent with the 2021 Tranche Revolving Facility.

The new Canadian Term A-3 Loans bear interest at a rate equal to, at the Company’s option, either (a) a Bank Act of Canada rate determined by reference to offered rates for bankers' acceptances, increased by 0.10% depending on the lender party or (b) a base rate or Canadian base rate determined by reference to the higher of (1) the prime rate of the administrative agent and (2) the Bank Act of Canada rate plus 1.00% plus an applicable margin set initially at 1.625% for borrowings based on the Bank Act of Canada rate and 0.625% for borrowings based on the Canadian base rate, in each case, subject to a reduction of 0.125% upon the Company achieving a consolidated leverage ratio of less than or equal to 4.75 to 1.00 and additional reductions of 0.125% per each decline of 0.50 to 1.00 in the Company's consolidated leverage ratio from 4.75 to 1.00, with such reductions subject to a minimum applicable margin of 1.125% for borrowings based on the Bank Act of Canada rate and 0.125% for borrowings based on the Canadian base rate or base rate. The new Canadian Term A-3 Loans require the payment of installments in quarterly principal amounts of C$3,461,014.90 from June 30, 2021 through March 31, 2023, C$5,191,522.36 from June 30, 2023 through March 31, 2024, C$6,922,029.81 from June 30, 2024 through March 31, 2025, C$10,383,044.71 from June 30, 2025 through March 31, 2026, and C$159,706,685.57 at maturity. The Canadian Term A-3 Loans are subject to substantially similar terms currently relating to guarantees, collateral, mandatory prepayments and covenants that are applicable to the Company’s existing Canadian Term A-2 Loans outstanding under the Credit Agreement. For the avoidance of doubt, the remaining Canadian Term A-2 Loans shall bear interest at rates consistent with the Canadian Term A-3 Loans. Amortization payments in respect of the remaining Canadian Term A-2 Loans have been reduced on a pro rata basis to reflect the partial refinancing thereof.

The new Euro Term A-2 Loans bear interest at a rate equal to a EURIBOR rate determined by reference to the euro interbank offered rate administered by the European Money Markets Institute for the interest period relevant to such borrowing adjusted for certain additions plus an applicable margin set initially at 1.625%, subject to a reduction of 0.125% upon the Company achieving a consolidated leverage ratio of less than or equal to 4.75 to 1.00 and additional reductions of 0.125% per each decline of 0.50 to 1.00 in the Company's consolidated leverage ratio from 4.75 to 1.00, with such reductions subject to a minimum applicable margin of 1.125%. The new Euro Term A-2 Loans require the payment of installments in quarterly principal amounts of €985,243.03 from June 30, 2021 through March 31, 2023, €1,477,864.55 from June 30, 2023 through March 31, 2024, €1,970,486.07 from June 30, 2024 through March 31, 2025, €2,955,729.10 from June 30, 2025 through March 31, 2026, and €45,321,179.60 at maturity. The Euro Term A-2 Loans are subject to substantially similar terms currently relating to guarantees, collateral, mandatory prepayments and covenants that are applicable to the Company’s existing Euro Term A-1 Loans outstanding under the Credit Agreement. For the avoidance of doubt, the remaining Euro Term A-1 Loans shall bear interest at rates consistent with the Euro Term A-1 Loans. Amortization payments in respect of the remaining Euro Term A-1 Loans have been reduced on a pro rata basis to reflect the partial refinancing thereof.

The new Yen Term C-2 Loans bear interest at a rate equal to (x) prior to January 31, 2022, a LIBOR rate determined by reference to the costs of funds for deposits in Yen and (y) from and after January 31, 2022, a TIBOR rate determined by reference to the Tokyo interbank offered rate administered by the Japan Shadan Hoiin JBA TIBOR Administration, in each case, for the interest period relevant to such borrowing adjusted for certain additional costs plus an applicable margin set initially at 1.625%, subject to a reduction of 0.125% upon the Company achieving a consolidated leverage ratio of less than or equal to 4.75 to 1.00 and additional reductions of 0.125% per each decline of 0.50 to 1.00 in the Company's consolidated leverage ratio from 4.75 to 1.00, with such reductions subject to a minimum applicable margin of 1.125%. The new Yen Term C-2 require the payment of installments in quarterly principal amounts of ¥116,791,840.55 from June 30, 2021 through March 31, 2023, ¥175,187,760.82 from June 30, 2023 through March 31, 2024, ¥233,583,681.10 from June 30, 2024 through March 31, 2025, €350,375,521.65 from June 30, 2025 through March 31, 2026, and €5,372,424.665.32 at maturity. Except as otherwise described above with respect the interest rates applicable thereto, the Yen Term C-2 Loans are subject to substantially similar terms currently relating to guarantees, collateral, mandatory prepayments and covenants that are applicable to the Company’s existing Yen Term C Loans outstanding under the Credit Agreement.

The new U.S. Term B-5 Loans bear interest rate equal to either (a) a LIBOR rate determined by reference to the costs of funds for deposits in U.S. dollars for the interest period relevant to such borrowing adjusted for certain additional costs or (b) a base rate determined by reference to the highest of (1) the prime rate of the administrative agent, (2) the federal funds rate plus 0.50% and (3) the LIBOR rate plus 1.00% plus an applicable margin set initially at 2.50% for borrowings based on the LIBOR rate and 1.50% for borrowings based on the base rate. The U.S. Term B-5 Loans require the payment of installments in quarterly principal amount of $2,082,601.56 from June 30, 2021 through March 31, 2028, and $774,727,781.32 at maturity. The U.S. Term B-5 Loans are subject to substantially similar terms currently relating to guarantees, collateral, mandatory prepayments and covenants that are applicable to the Company’s existing U.S. Term B Loans outstanding under the Credit Agreement.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1*
Amendment No. 11 (the “Amendment”), dated as of April 6, 2021, among Aramark Services, Inc. (the “Company”), Aramark Intermediate HoldCo Corporation (“Holdings”), Aramark Intermediate HoldCo Corporation (“Holdings”), ARAMARK Canada Ltd. (the “Canadian Borrower”), ARAMARK Investments Limited, ARAMARK Limited (together with ARAMARK Investments Limited, the “UK Borrowers”), ARAMARK Ireland Holdings Limited, ARAMARK Regional Treasury Europe, Designated Activity Company (together with ARAMARK Ireland Holdings Limited, the “Irish Borrowers”), ARAMARK Holdings Deutschland GMBH (as successor by merger to ARAMARK Holdings GmbH & Co. KG, the “German Borrower”), Aramark International Finance S.à r.l. (the “Luxembourg Borrower”), certain other wholly-owned subsidiaries of the Company, the financial institutions party thereto and JPMorgan Chase Bank, N.A. as administrative agent for the Lenders (as defined below) and collateral agent for the secured parties thereunder to the credit agreement, dated March 28, 2017, among the Company, Holdings, the Canadian Borrower, the UK Borrower, the Irish Borrowers, the German Borrower, the Luxembourg Borrower and certain other wholly-owned domestic subsidiaries of the Company, the financial institutions from time to time party thereto (including the financial institutions party to the Amendment, the “Lenders”), the issuing banks named therein and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders and collateral agent for the secured parties thereunder.

104	Cover Page Interactive Date File (embedded within the Inline XRBL document)

*	Filed herewith

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aramark

Date:	April 9, 2021	By:	/s/ JAMES J. TARANGELO
		Name:	JAMES J. TARANGELO
		Title:	Vice President and Treasurer